UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: June 1, 2011

ImmunoCellular Therapeutics, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	33-17264-NY	93-1301885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21900 Burbank, 3rd Floor Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 992-2907

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 1, 2011 Caerus Discovery LLC, a new biotechnology company using proprietary methods for drug target discovery and antibody development, announced that it was launched today with program support from BioWa, Inc. and certain antibody technologies from ImmunoCellular Therapeutics, Ltd. (the “Company”). As part of this transaction, the Company received an approximately 19% equity interest in Caerus Discovery. A copy of the press release announcing the formation of Caerus Discovery is furnished as Exhibit 99.1 and is incorporated herein by reference. The information contained in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated June 1, 2011 relating to Caerus Discovery, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoCellular Therapeutics, Ltd.

June 1, 2011	By:	/s/ Manish Singh
Name: Manish Singh, Ph.D.
Title: President and Chief Executive Officer